================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                        ______________________________

                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        ______________________________


       Date of Report (Date of earliest event reported): April 12, 1999



                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.
              (Exact name of registrant as specified in charter)


   Delaware                         0-17859                       02-0430695
(State or other                  (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                  9 Main Street, P.O. Box 9, Newport, NH 03773
          (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code:  (603) 863-0886


                                 Not Applicable
         (Former name or former address, if changed since last report)

================================================================================

Items 1-4.          Not Applicable.

Item 5.             Other Events.

     Lake Sunapee Bank, fsb, the wholly owned operating subsidiary of New Hampshire Thrift Bancshares, Inc., has entered into an agreement with PM Holdings, Inc. ("PM Holdings"), a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix") and PM Trust Holding Company ("PM Trust"), a wholly owned subsidiary of PM Holdings, to purchase part of the New Hampshire division of New London Trust, FSB. The sale will occur immediately after PM Trust's acquisition of all the outstanding capital stock of New London Trust from Sun Life Assurance Company of Canada (U.S.). New London Trust is a $325 million federal savings bank which also operates a trust division with assets of $1 billion. New London Trust has five New Hampshire branches in New London, Hanover, Andover and Newbury; trust offices in New London, Hanover and Peterborough, NH; and two Connecticut branches in Danielson and Putnam.

     Following the acquisition of New London Trust by PM Trust, PM Trust will retain the trust business and the three trust offices. Immediately following the transaction, PM Trust will sell the assets, liabilities and the banking offices of New London Trust's New Hampshire banking operations to Lake Sunapee Bank, fsb and Mascoma Savings Bank and the Connecticut banking operations to Cargill Bank.

     Under the terms of the agreement, Lake Sunapee Bank will acquire three New London Trust branch offices in the Dartmouth/Lake Sunapee market area in New
Hampshire: the main office in New London and the Andover and Newbury branches. This acquisition includes approximately $103 million in deposits and $88 million in loans associated with the three branches.

     The transaction, subject to regulatory approval, is expected to close in the fourth quarter of 1999. The acquisition agreement was publicly announced in a press release dated April 12, 1999, a copy of which is attached hereto as
Exhibit 99.1.

Item 6.   Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          a.   Financial Statements of Businesses Acquired.
               Not Applicable

          b.   Pro forma Financial Information.
               Not Applicable

          c. Exhibits: The following Exhibits are filed as part of this report:


Exhibit No.                  Description
----------                   -----------

99.1             Press Release issued April 12, 1999.

Item 8.   Not Applicable.


Item 9.   Not Applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    New Hampshire Thrift Bancshares, Inc.


                                    By:  /s/ Stephen W. Ensign
                                         --------------------------------
                                         Stephen W. Ensign
                                         President and Chief Executive Officer

Date:     April 22, 1999

                                 EXHIBIT INDEX



Exhibit                  Description
-------                  -----------

99.1          Press Release issued April 12, 1999.